TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, Summary Prospectus and

Statement of Additional Information

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Transamerica Mid Cap Value

The Board of Trustees has approved the liquidation of Transamerica Mid Cap Value (the “fund”) effective on or about August 31, 2023. Effective on or about the close of business on June 30, 2023, the fund will be closed to new investors, and effective on or about the close of business on August 24, 2023, the fund will be closed to all investments.

Prior to the fund’s liquidation, shareholders may exchange their fund shares for shares of the same class of another fund within Transamerica Funds.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash or cash equivalents. As the fund’s assets are being converted to cash and through the liquidation, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund, all references to Transamerica Mid Cap Value are deleted in their entirety from the Prospectus and the Statement of Additional Information.

Investors Should Retain this Supplement for Future Reference

June 16, 2023